UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

INCEPTION GROWTH ACQUISITION LIMITED

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41134	86-2648456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 Washington Street New York, NY	10014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 636-6638

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of a share of common stock	IGTAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	IGTA	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	IGTAW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth of one share of common stock	IGTAR	The Nasdaq Stock Market LLC

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 10, 2024, Inception Growth Acquisition Limited (the “Company”) received a notice (the “Notice”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”), the Company’s securities (units, common stock, warrants, and rights) would be subject to suspension and delisting from The Nasdaq Capital Market. Accordingly, trading of the Company’s securities will be suspended at the opening of business on December 17, 2024, and a Form 25 NSE will be filed with the Securities and Exchange Commission (“SEC”) removing the securities from listing and registration on Nasdaq due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The Company will not appeal Nasdaq’s determination to delist the Company’s securities as set forth in the Notice and accordingly, the Company’s securities will be suspended from trading on Nasdaq at the opening of business on December 17, 2024. Upon the delisting of the Company’s securities are delisted from Nasdaq, its securities are expected to trade over-the-counter. In that case, the Company intends to apply to list on Nasdaq in connection with the closing of a potential business combination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Inception Growth Acquisition Limited

Dated: December 11, 2024	/s/ Cheuk Hang Chow
Cheuk Hang Chow
Chief Executive Officer

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